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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 1, 1998 relating to the consolidated financial statements, which appear in Veritas DGC Inc.'s Annual Report on Form 10-K for the year ended July 31, 1998.


/s/ PRICEWATERHOUSECOOPERS LLP


PricewaterhouseCoopers LLP


Houston, Texas
September 14, 1999